UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                 March 31, 2006
                                 --------------
                                 Date of Report


                                 Score One, Inc.
                                 ---------------
               (Exact name of Company as specified in its charter)


          Nevada                       0-26717                   88-0409164
-----------------------------       --------------           -------------------
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

Suites 2203-06, Level 22, Office Tower, Langham Place, 8 Argyle Street, Mongkok,
--------------------------------------------------------------------------------
                               Kowloon, Hong Kong
                               ------------------
                    (Address of principal executive offices)

                                 +852 3105 5063
                                 --------------
                (Company's telephone number, including area code)

      Unit 2, 33/F, Cable TV Tower, 9 Hoi Shing Road, Tsuen Wan, Hong Kong
      --------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                 SCORE ONE, INC.
                                 ---------------

Section 1. Company's Business and Operations
--------------------------------------------

Item 1.01 Entry into a Material Definitive Agreement

On October 21, 2005, Score One, Inc. (the "Company") entered into a Business Restructuring Agreement (the "Agreement") with Team Allied Profits Limited, a British Virgin Islands corporation (the "Consultant"). The Consultant was engaged by the Company to provide business restructuring services in order to solicit suitable businesses in Hong Kong or China with net asset values not less than $4,000,000 for acquisitions by the Company in order to restructure its business operations.

As of the date of this Report, the Consultant is performing due diligence reviews on several real estate projects in China which may be suitable acquisition candidates for the Company.

The Agreement provides that the parties may terminate the Agreement with or without cause effective immediately upon either party's written notice of termination to the other party.

As full consideration for the services rendered by Consultant under the Agreement, the Company will issue to the Consultant 30,000,000 shares of common stock of the Company. After the issuance of 30,000,000 shares, the total number of shares of common stock of the Company issued and outstanding will be 31,162,902 shares, resulting in a change in control of the Company ("Transaction").

The parties agreed that the fair market value of the services rendered to the Company shall be $300,000, which the parties have agreed to settle through the issuance of 30,000,000 shares of common stock of the Company at $0.01 per share.

There is no material relationship between the Company or its affiliates and the Consultant other than with respect to this Agreement.

The Consultant is ultimately owned by Hang Fung Second Trust, a discretionary trust established in the British Virgin Islands. Ms. Wai Hung Chui is the sole director of the Consultant.

Section 3. Securities and Trading Markets
-----------------------------------------

Item 3.02 Unregistered Sales of Equity Securities

Pursuant to the Agreement, the Company agreed to issue 30,000,000 shares of common stock to the Consultant in exchange for business restructuring services. Said shares will be issued in due course. The estimated fair market value of the services to be rendered is $300,000 and the shares will be issued at a value of $0.01 per share. The Company relied on the exemption from registration relating to offerings that do not involve any public offering pursuant to Section 4(2) under the Securities Act of 1933 (the "Act") and/or Rule 506 of Regulation D promulgated pursuant thereto. The Company believes that the Consultant is an "accredited investor" as defined in Rule 501 of Regulation D of the Act and had adequate access to information about the Company.

Section 5. Corporate Governance and Management
----------------------------------------------

Item 5.01 Changes in Control of Company

General

As described above, on October 21, 2005, the Company entered into the Agreement with Team Allied Profits Limited, a British Virgin Islands corporation (the "Consultant"). As full consideration for the services rendered by Consultant under the Agreement, the Company shall issue to the Consultant 30,000,000 shares of common stock. After the issuance of 30,000,000 shares, the total number of shares of common stock of the Company issued and outstanding will be 31,162,902 shares, resulting in a change in control of the Company.

Description of Business

The Company was incorporated in the State of Nevada on June 7, 1996.

The Company was formerly in the printed circuit board manufacture business but has not had any business operations since March 25, 2003.

As described above, the Company is now seeking to restructure its business operations by acquiring suitable businesses in Hong Kong or China with net asset values not less than $4,000,000. The Company plans to issue securities to make acquisitions.

On February 7, 2006, the Company purchased a Hong Kong corporation called RC Capital Limited for $1.00 as a wholly-owned subsidiary. RC Capital Limited was a dormant company with no assets and liabilities and was formerly known as Richley (China) Limited. There is no written agreement for the purchase of RC Capital Limited.

Plan of Operation

The Company, through its new subsidiary, RC Capital Limited, plans to offer the following services to clients in Hong Kong and China:

1.   merger and acquisitions business opportunities;
2.   equity or debt financing opportunities;
3. introduction of Hong Kong and/or United States listing professional parties including legal firms and accounting firms; and
4. financial reporting consultancy services for Hong Kong and/or United States listings.

The Company is also actively seeking acquisition opportunities to acquire profitable businesses or operations which may include plant and significant equipment. As such, it is expected by the management that the Company may need to raise funds up to $2,000,000 in the next twelve months for such acquisition purposes. Management does not expect that the Company will incur significant research and development costs.

Description of Property

Currently, the Company is actively seeking to lease a business office in Hong Kong. In the meantime, the Company has established a virtual office in a business centre at Suites 2203-06, Level 22, Office Tower, Langham Place, 8 Argyle Street, Mongkok, Kowloon, Hong Kong at a monthly charge of $26.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of the date hereof with respect to the beneficial ownership of the outstanding shares of the Company common stock immediately following the Transaction by (i) each person known by the Company to beneficially own 5% or more of the outstanding shares; (ii) the Company's officers and directors; and (iii) the Company's officers and directors as a group.

As used in the table below, the term "beneficial ownership" means the sole or shared power to vote or direct the voting, or to dispose or direct the disposition, of any security. A person is deemed as of any date to have beneficial ownership of any security that such person has a right to acquire within 60 days after such date. Except as otherwise indicated, the stockholders listed below have sole voting and investment powers with respect to the shares indicated. This table is calculated based upon 31,162,902 shares of common stock outstanding following the closing of the Transaction.

Name and Address of               Shares of Common Stock     Percentage of Class
Beneficial Owner                    Beneficially Owned        Beneficially Owned
--------------------------------------------------------------------------------

Team Allied Profits Limited              30,000,000                  96.3%
Suites 2203-06, Level 22,
Office Tower, Langham Place,
8 Argyle Street, Mongkok,
Kowloon, Hong Kong

Hoi-Ho Kiu, CEO, Director                         0                     0%
Room 03, 17/F.,
Fee Tat Commercial Centre,
613 Nathan Road, Mongkok,
Kowloon, Hong Kong

Lai Ming Lau, CFO, Secretary,
 Director                                         0                     0%
Suites 2203-06, Level 22,
Office Tower, Langham Place,
8 Argyle Street, Mongkok,
Kowloon, Hong Kong

All current Officers and Directors                0                     0%
as a group (two persons)

Directors and Executive Officers, Promoters and Control Persons

The following is a brief description of the business background of each of the current directors and officers of the Company:

    Name               Age       Position
    ----               ---       --------
    Hoi-Ho Kiu         44        Director; Chief Executive Officer
    Lai Ming Lau       43        Director; Chief Financial Officer and Secretary

Hoi-Ho Kiu, Director and Chief Executive Officer. Since October 2005, Ms. Kiu has been the chief executive officer of Golden Health Holdings, Inc. She has over 20 years of experience in doing businesses in China. Prior to joining Golden Health Holdings, Inc., she was an assistant general manager of Beijing Hua Xin Group, a Chinese state-owned real estate conglomerate from March 1995 to September 2005.

Lai Ming Lau, Director, Chief Financial Officer and Secretary. Since July 1992, Ms. Lau has been the Director and proprietor of Richley (China) Limited, now known as RC Capital Limited. Ms. Lau holds a Hons. Diploma in Law and Business Hong Kong Shue Yan College and has over 15 years of experience of doing trading businesses in Asia such as China, Indonesia and Taiwan.

Executive Compensation

No compensation of any type has been paid to any officers of the Company during the last three fiscal years.

Description of Securities

The Company's authorized capital stock consists of 50,000,000 shares of common stock, par value $.001 per share and 5,000,000 shares of preferred stock, par value $.001 per share with 500,000 shares designated as Series A preferred stock and 57,000 shares designated as Series B preferred stock. As of the date of this Report, 31,162,902 shares of common stock are issued and outstanding, 138,181 shares of Series A preferred stock are issued and outstanding, and no shares of Series B preferred stock are issued and outstanding. The following summary description relating to our capital stock does not purport to be complete and is qualified in its entirety by our Articles Incorporation, as amended.

Common Stock
------------

Holders of common stock are entitled to cast one vote for each share on all matters submitted to a vote of shareholders, including the election of directors. The holders of common stock are entitled to receive ratably such dividends, if any, as may be declared by the Board of Directors out of funds legally available therefore and subject to any preference of any then authorized and issued preferred stock. Such holders do not have any preemptive or other rights to subscribe for additional shares. All holders of common stock are entitled to share ratably in any assets for distribution to shareholders upon the liquidation, dissolution or winding up of the Company, subject to any preference of any then authorized and issued preferred stock. There are no conversion, redemption or sinking fund provisions applicable to the common stock. All outstanding shares of common stock are fully paid and nonassessable.

Preferred Stock
---------------

We are authorized to issue up to 5,000,000 shares of preferred stock, par value $.001 per share with 500,000 shares designated as Series A preferred stock and 57,000 shares designated as Series B preferred stock. As of the date of this Report, 138,181 shares of Series A preferred stock are issued and outstanding, and no shares of Series B preferred stock are issued and outstanding.

Each share of Series A preferred stock is convertible into one share of common stock at any time after the first anniversary of the original issue date. In the event of any capital adjustments to the common stock, such as stock splits or stock dividends, the number of conversion shares is proportionately adjusted. The holders of Series A Preferred Stock are not entitled to any dividend rights (other than as and when declared by the Board of Directors) or voting rights.

Each share of Series B preferred stock is convertible into one thousand shares of common stock at any time after April 30, 2003. In the event of any capital adjustments to the common stock, such as stock splits or stock dividends, the number of conversion shares is proportionately adjusted. The holders of Series B Preferred Stock are not entitled to any dividend rights (other than in preference to the Series A Preferred Stock as and when declared by the Board of Directors) or voting rights.

Undesignated shares of authorized preferred stock may be designated by the Company's Board of Directors in the future.

Market Price of and Dividends on the Registrant's Common Equity and Related Stockholder Matters

The Company's common stock is quoted on the over-the-counter Pink Sheet electronic quotation system. The last trade of the Company's common stock occurred on November 1, 2005 at a price of $0.01 per share. The annual high price of the Company's common stock was $0.21 per share and the annual low price was $0.0001.

The Company has never paid any type of dividend on its common stock and does not anticipate paying any dividends on its common stock.

As of March 8, 2006, the Company had 31,162,902 shares of common stock held by approximately 36 certificate holders and at least 11 electronic holders in brokerage accounts.

Pacific Stock Transfer Company, 500 E. Warm Springs Road, Suite 240, Las Vegas NV 89119 is the Company's stock transfer agent.

Legal Proceedings

To the best knowledge of management, there are no claims or actions pending or threatened against the Company.

Changes in and Disagreements with Accountants

The Company has been without an accounting firm since January 10, 2003, when its prior audit firm, Clancy and Co., P.L.L.C, resigned. The former principal accountant's report on the financial statements for each of the last two fiscal years during the accountant's engagement did not contain an adverse opinion or a disclaimer of opinion and was not modified as to uncertainty, audit scope or accounting principles. There were no disagreements with the former principal accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

On March 6, 2006, the Company engaged Jeffrey Tsang & Co., CPA, Hong Kong, as its audit firm subject to ratification by the Company's shareholders at its next annual shareholders meeting. The new audit firm has not been consulted on the application of accounting principles of any specific completed or contemplated transaction of the Company nor have they been consulted on any type of audit opinion that might be rendered on the Company's financial statements and either written or oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

Indemnification of Directors and Officers

The Company's Bylaws, subject to the provisions of the laws governing Nevada corporations, contain provisions which allow the Company to indemnify any person against liabilities and other expenses incurred as the result of defending or administering any pending or anticipated legal issue in connection with service to the Company if it is determined that person acted in good faith and in a manner which he or she reasonably believed was in the best interest of the Company. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons, the Company has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable.

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 30, 2005, Ho Wing Hung and Hu Hong Zhong resigned as Directors of the Company and Lam Ting Heung was appointed as Secretary and Director of the Company. Ms. Lam approached the Consultant and arranged the Agreement. The Consultant introduced Hoi Ho Kiu to the Company and she was appointed as the Company's Chief Executive Officer and a Director on November 11, 2005. The Consultant introduced Lai Ming Lau to the Company and she was appointed as Chief Financial Officer and a Director on January 23, 2005. Lam Ting Heung resigned as Secretary and Director of the Company on March 10, 2006 and Lai Ming Lau was appointed as Secretary.

Section 9. Financial Statements and Exhibits
--------------------------------------------

Item 9.01 Financial Statements and Exhibits

     Exhibits.
     ---------

     10.1 Business Restructuring Agreement, dated October 21, 2005, between Score One, Inc. and Team Allied Profits Limited.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 28, 2006

                                              SCORE ONE, INC.

                                              By: /s/ Lai Ming Lau
                                                  ------------------------------
                                              Name: Lai Ming Lau
                                              Title: Director, CFO and Secretary